Exhibit 99.1
Investor Presentation

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include but are not limited to the Metropolitan Bank Holding Corp.’s (the “Company,” “we,” “us,” or “our”) future financial condition, results of operations, outlook, performance and capital ratios, the use of proceeds from any potential capital raise, expectations regarding the Company’s future business operations, the potential benefits of the Company’s recent investments in technology and artificial intelligence, and the benefits and estimated costs of Project Phoenix. Forward-looking statements are not historical facts. Such statements may be identified by the use of such words as “drive,” “will,” “may,” “believe,” “expect,” “estimate,” “annualized,” “opportunity,” “target,” “anticipate,” “plan,” “continue” or similar terminology. These statements relate to future events or our future financial performance and involve risks and uncertainties that are difficult to predict and are generally beyond our control and may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we caution you not to place undue reliance on these forward-looking statements. Factors that may cause our forward-looking statements to be materially inaccurate include, but are not limited to the following: a failure to successfully manage our credit risk and the sufficiency of our allowance for credit losses; changes in loan demand and declines in real estate values in the Company’s market area, which may adversely affect our loan production; borrower and depositor concentrations (e.g., by geographic area and by industry); the interest rate policies of the Federal Reserve and other regulatory bodies; general economic conditions, including unemployment rates, and potential recessionary and inflationary indicators, either nationally or locally, including the related effects on our borrowers and other clients, such as adverse changes to credit quality, and on our financial condition and results of operations; an unanticipated loss of key personnel or existing clients, or an inability to attract key employees; system failures or cybersecurity breaches of our information technology infrastructure and/or confidential information or those of the Company’s third-party service providers; failure to maintain current technologies or technological changes and enhancements that may be more difficult or expensive to implement than anticipated, and failure to successfully implement future information technology enhancements; emerging issues related to the development and use of artificial intelligence that could give rise to legal or regulatory action, damage our reputation or otherwise materially harm our business or clients; the timely and efficient development of new products and services offered by the Company, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value and acceptance of these products and services by clients; the successful implementation or consummation of new business initiatives, which may be more difficult or expensive than anticipated; an unexpected adverse financial, regulatory, legal or bankruptcy event experienced by our financial service clients or critical technology service providers; unexpected increases in our expenses; changes in liquidity, including funding sources, deposit flows and the size and composition of our deposit portfolio, and the percentage of uninsured deposits in the portfolio; an unexpected deterioration in the performance of our loan or securities portfolios and our inability to absorb the amount of actual losses inherent in the portfolio; difficulties associated with achieving or predicting expected future financial results; growth that differed from expectations and our ability to manage our growth; increases in competitive pressures among financial institutions or from non-financial institutions which may result in unanticipated changes in our loan or deposit rates; unexpected adverse impacts related to future acquisitions or divestitures; impacts related to or resulting from regional and community bank failures and stresses to regional banks, or conditions in the securities markets or the banking industry being less favorable than currently anticipated; changes in accounting principles, policies or guidelines that may cause the Company’s financial condition or results of operation to be reported or perceived differently; legislative, tax or regulatory changes or actions, including changes and the potential for changes to regulatory policy and the promulgation of new laws and regulations at the federal, state, or local level in municipalities where we operate, may adversely affect the Company’s business; unanticipated increases in FDIC insurance premiums or future assessments; the costs, including the possible incurrence of fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results; and the current or the potential impact on the Company’s operations, financial condition, and clients resulting from natural or man-made disasters, severe weather events, wars, military conflict, acts of terrorism, other geopolitical events, cyberattacks, and global pandemics, or localized epidemics as well as those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q which have been filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Forward-looking statements speak only as of the date of this presentation. We do not undertake (and expressly disclaim) any obligation to update or revise any forward-looking statement, except as may be required by law. 1

Additional Information Use of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). The Company uses such non-GAAP financial measures to provide meaningful supplemental information regarding its performance. The Company believes these non-GAAP measures and ratios are beneficial in assessing our operating results and related trends, and when planning and forecasting future periods. These non-GAAP measures should be considered in addition to, and not as a substitute for or preferable to, financial results determined in accordance with GAAP. The non-GAAP financial measures the Company uses may differ from the non-GAAP financial measures other financial institutions use. Reconciliations of non-GAAP financial measures used in this presentation to the most directly comparable GAAP financial measure are included in the Appendix to this presentation. Third Party Sources Certain information contained in this presentation and oral statements made during this presentation relate to or are based on publications and data obtained from third party sources. While the Company believes these sources to be reliable as of the date of this presentation, the Company has not independently verified such information, any statements based on such third party sources involve risks and uncertainties and are subject to change based on various factors, including those set forth in the section entitled “Risk Factors” in the Company’s most recent Annual Report on Form 10 K, Quarterly Reports on Form 10 Q and Current Reports on Form 8 K. 2

Today’s Presenters Mark R. DeFazio Director, President & Chief Executive Officer • Mark R. DeFazio is President & Chief Executive Officer of MCB and has served on the Board since 1999 • Led MCB since its founding in 1999, growing the company from a three-person team managing $8mm in assets into a scaled commercial banking platform with over $1.5bn in total assets prior to taking the company public in 2017 • Prior to founding MCB, served 13 years at Israel Discount Bank in roles including Senior Vice President and Head of Commercial Real Estate Daniel Dougherty Executive Vice President, Chief Financial Officer • Daniel Dougherty currently serves as Executive Vice President and Chief Financial Officer, having been appointed to the CFO role in November 2023 after serving as Treasurer since 2022 • Prior to joining MCB, Mr. Dougherty served as Executive Vice President and Treasurer at Investors Bank, as well as Senior Vice President and Treasurer at Astoria Bank • Earlier in his career, he served as Senior Vice President & Assistant Treasurer at Israel Discount Bank • Mr. Dougherty is a Chartered Financial Analyst and holds an MBA from St. John’s University and a BA in Economics from Stony Brook University 4

Investment Highlights Relationship-based commercial bank with a proven track record of robust organic growth, strong margins and profitability, which will be further enhanced by growth-oriented common equity raise Led by a proven, entrepreneurial management team with deep commercial banking expertise and a long history of shareholder value maximization Differentiated CRE and C&I lending capabilities serving clients with long-standing relationships Conservative credit culture, disciplined underwriting and rigorous risk management, backed by sophisticated and proven sponsors Recent investments in technology and artificial intelligence to further enhance scalability and efficiency, delivering strong returns Well-established, diversified deposit base across key verticals, with proven growth and stability 5

NYC-Based Relationship Commercial Bank

Metropolitan Commercial Bank. The **Entrepreneurial** Bank Since 1999

MCB LISTED NYSE

History of Profitable Growth...

- **Metropolitan Commercial Bank is a relationship-focused commercial bank in NYC** serving proven entrepreneurs in specialized lending verticals, supported by a branch-lite, technology-enabled model
- **Highly diversified banking franchise** with differentiated lending capabilities and a sticky, scalable deposit base
- **Relentless focus on maintaining best-in-class margins and efficiency** producing top tier profitability and earnings growth
- **Roll out of new fee income initiatives** built on existing areas of expertise to further enhance returns

A common equity raise positions MCB to immediately capture incremental growth opportunities:

- **Increases lending limit** to better meet demand from existing, proven borrowers
- **Maintain strong capital position** to support a growing balance sheet
- Capitalize on continued **dislocation in the NYC market**

...Focused on Serving Wealthy, Entrepreneurial Markets

Q4'25 Metrics

$8.3B
Total Assets

1.38%
ROAA

4.10%
Net Interest Margin

50%
Efficiency Ratio



Branch Offices: 8
Bronx
Great Neck
Upper East Side
Diamond District
Park Ave. HQ
Queens
Garment District / Time Square
New York
Brooklyn
Boro Park
Lakewood, NJ
West Palm Beach, FL[1]
Miami, FL[2]

Median Household Income Well-above National Avg. ($000)



$112.5
$86.9
New York
Nationwide Average

Strong Projected Household Income Growth ('26 – '31E)



13.6%
11.3%
New York
Nationwide Average

Source: S&P Global Market Intelligence
1 West Palm Beach location plans to open as branch in 2Q 2026.
2 Miami, Fl location to begin operating as a branch in March 2026.

5

Relationship-Driven Commercial Banking Model Serving Clients Holistically • Our Business Bankers have deep knowledge and expertise across multiple industries (e.g., law firms, resident healthcare, real estate property management, U.S. Trustee and Municipalities). • Full suite of retail financial service products targeting small and middle-market commercial businesses. • Commercial Lending group offers an array of commercial and industrial lending products providing our clients with custom lending solutions. • Commercial Real Estate ("CRE") Lending group has proven track record of successfully navigating today's complex real estate market. White-glove concierge service and a full suite of digital banking services allowing clients to easily manage their everyday banking needs. Modern Banking in Motion Digital Transformation supports future business expansion, drives efficiencies and enables better client experience. Digital Transformation C&I and CRE Lendin B g usiness Banking Personal Banking Our core competencies are: • Helping clients build and sustain generational wealth. • Offering a full range of banking and innovative financial services to businesses and individuals in an ever-evolving digital banking era. • Delivering enhanced client experiences through an innovative technology platform. • Providing modern and robust internal capabilities for our employees to support future business expansion and back-office efficiencies. 7

8.9% 10.7% 8.5% Q4'25 Standalone PF Q4'25 with Common Raise NYC Middle-Market Banks 10.7% 13.0% 11.0% Q4'25 Standalone PF Q4'25 with Common Raise NYC Middle-Market Banks 9.5% 11.3% 9.6% Q4'25 Standalone PF Q4'25 with Common Raise NYC Middle-Market Banks 12.3% 14.6% 13.8% Q4'25 Standalone PF Q4'25 with Common Raise NYC Middle-Market Banks 11.0% 13.3% 11.9% Q4'25 Standalone PF Q4'25 with Common Raise NYC Middle-Market Banks 361% 304% 401% Q4'25 Standalone PF Q4'25 with Common Raise NYC Middle-Market Banks Equity Offering Will Further Enhance Capital Position to Drive Growth TCE / TA Ratio CET1 Ratio Tier 1 Leverage 1 Total Risk-based Capital Ratio Tier 1 Capital Ratio +180bps CRE / Total Risk-based Capital4 (57%) +230bps +177bps +230bps +230bps 8 3 3 3 3 3 3 Source: S&P Global Market Intelligence. 1 Tangible Common Equity divided by Tangible Assets. Non-GAAP financial measure. See reconciliation to GAAP measure on slide 28. 2 Assumes net proceeds of $166 million for illustrative purposes. 3 Includes CNOB, DCOM, OCFC, PFS and VLY. 4 Peer CRE / Total Risk-based Capital as of Q3’25. 2 2 2 2 2 2

Source: FactSet, S&P Global Market Intelligence. 1 CAGR from December 31, 2017 through December 31, 2025. 1* KRX and NYC Middle Market-Banks include growth resulting from acquisitions. 2 KRX Index represents median performance of the KBW Regional Banking Index constituents. 3 Includes CNOB, DCOM, OCFC, PFS and VLY. 4 Non-GAAP financial measure. See reconciliation to GAAP measure on slide 28 . 5 Performance since November 7, 2017 (MCB offering price of $35.00 per share) through February 17, 2026. Pre-tax, pre-provision net revenue⁴CAGR¹ 2017-2025 Exceptional Financial Performance Since 2017 IPO Deposits CAGR1 , 1* 2017–2025 Loans CAGR1 , 1* 2017–2025 Share price performance since IPO5 November 7, 2017 Tangible book value per share⁴ CAGR¹ 2017–2025 Earnings per share CAGR¹ 2017–2025 3 3 3 2 2 2 3 3 3 2 2 2 9 21.7% 8.7% 13.4% MCB KRX Median NYC Middle-Market Banks 23.0% 8.8% 14.1% MCB KRX Median NYC Middle-Market Banks 20.7% 8.2% 13.0% MCB KRX Median NYC Middle-Market Banks 13.9% 8.1% 2.5% MCB KRX Median NYC Middle-Market Banks 13.2% 6.2% 4.8% MCB KRX Median NYC Middle-Market Banks 169.8% 27.3% 5.3% MCB KRX Median NYC Middle-Market Banks

Relentless Focus on Net Interest Margin Management Net Interest Margin History Estimated Sensitivity of Annual Net Interest Income December 31, 2025 Net Interest Income $ millions 10 1 Represents effective average daily Fed Funds rate.

50 100 150 200 250 300 350 400 3/30/2023 8/27/2023 1/24/2024 6/22/2024 11/19/2024 4/18/2025 9/15/2025 2/12/2026 Track Record of Creating Shareholder Value Total Return Performance (%) NYC Middle-Market Banks1, 2 KBW Regional Banking Index (“KRX”) Metropolitan Commercial Bank 165 150 375 11 8.9x 10.2x 11.2x 1.30x 1.30x 1.67x P / NTM EPS P / TBV 17 Source: Factset 1 Includes CNOB, DCOM, OCFC, PFS and VLY. 2 Cumulative shareholder return (change in stock price plus reinvested dividends), rebased to 100.

Skilled Nuring CRE and C&I 40% Other C&I 10% Other Owner Occupied CRE 3% Non Owner Occupied CRE 46% Consumer & 1-4 Family 1% Brooklyn, Bronx, Queens 29% Long Is., 4% NJ 10% FL 17% Other US 21% Manhattan 19% EB-5, Title & Escrow and Charter Schools 9% Municipal 20% Bankruptcy Trustees 6% Property Managers 20% Deposits from Loan Customers 18% Retail Deposits 28% Money market & Savings 77% Non-Int. Bearing Demand 20% Time 3% Well-Diversified Franchise Total Deposits $7.4B Loan Portfolio December 31, 2025 Total Loans $6.8B Total Deposits $7.4B Deposits December 31, 2025 • Active in Healthcare lending since 2002 with no realized losses since entering this space and no deferrals during the pandemic. • Skilled Nursing Facilities ("SNF") highly insulated from economic cycles by state funded payments. • All other portfolios are well-diversified across multiple property types and industries. • Branch-lite model driven by technology integrations and high-quality service. • We target industries that are in possession of or have discretion over large sums of money. • Diversification across deposit verticals is a key strategy for managing and reducing execution risk. • 4Q 2025 Cost of deposits: 2.75% 12 Total Loans $6.8B Note: Percentages may not sum to 100 due to rounding Note: Percentages may not sum to 100 due to rounding

Highly Liquid and Resilient Balance Sheet 75% Insured deposits Deposits ($ bn) TCE/TA Ratio %1 Non-interest bearing Deposit % Deposit Profile at December 31, 2025 176% Uninsured Deposit Coverage Ratio2 BBB+ Kroll Deposit Rating Loans ($ bn) 13 1 Tangible Common Equity divided by Tangible Assets. Non-GAAP financial measure. See reconciliation to GAAP measure on slide 28. 2 Cash and available secured borrowing capacity divided by uninsured deposits.

Proven Loan Growth with Diversification $6.8 billion Gross Loan Portfolio1, 2 December 31, 2025 | $ millions Diversified Loan Portfolio December 31, 2025 Average 4Q 2025 Yield: 7.32% CRE/RBC ratio3 : 377% 14 $2,939 $3,042 $3,162 $3,201 $3,143 $1,962 $2,171 $2,353 $2,547 $2,716 $1,046 $1,045 $1,016 $953 $872 $104 $102 $100 $99 $97 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 CRE: Non Owner Occupied* CRE: Owner occupied C&I Consumer & 1-4 Family $6,051 $6,360 $6,631 $6,800 $6,829 37% 7% 6% 7% 5% 5% 4% 4% 3% 2% 6% 13% 1% CRE: Skilled Nursing Facility ("SNF") CRE: Office CRE: Hospitality CRE: Multi-family CRE: Retail CRE: Mixed Use CRE: Construction CRE: Land CRE: Industrial CRE: Charter Schools CRE: Other⁴ C&I Consumer 1-4 Family 1 Gross of deferred fees and unamortized costs. 2 Certain prior period amounts adjusted to conform to current presentation. 3 Excludes owner-occupied. 4 Mobile Home Parks, Residential Condos/Co-ops, Temporary Shelters, Religious Orgs., Parking Lots and Garages, Restaurants and Entertainment Facilities * Includes commercial real estate, multifamily and construction loans.

Relationship-Based Commercial Real Estate Lending Target Market • New York metropolitan area real estate entrepreneurs with a net worth in excess of $50 million • Primarily concentrated in the New York MSA • Well-diversified across multiple property types Key Metrics December 31, 2025 • Weighted average loan-to-value (“LTV”) of 62% • Owner occupied – 46% Composition by Type December 31, 2025 Composition by Region December 31, 2025 Vast majority of loans are originated through direct relationships or existing client referrals. Total CRE loans: $5.9 billion 15

Expertise in Specialized Verticals Driving Commercial & Industrial Lending C&I Composition December 31, 2025 Target Market December 31, 2025 Total C&I Loans: $872mm • Middle market businesses with revenues up to $400 million • Well-diversified across industries Key Metrics • Strong historical credit performance - Pledged collateral and/or personal guarantees from high-net-worth individuals support most loans - Target borrowers have strong historical cash flows, and good asset coverage C&I Portfolio1 December 31, 2025 | $ millions 16 1 Certain prior period amounts adjusted to conform to current presentation.

Total C&I Healthcare loans: $303mm C&I Healthcare Composition | December 31, 2025 Diversified Healthcare Portfolio • Active in Healthcare lending since 2002 with no realized losses since entering this space and no deferrals during the pandemic. • Stabilized SNF – 61% of CRE SNF portfolio. Stabilized facilities provide cash flows adequate to support debt service and collateral value. Borrowers’ primary motive for acquisition of a stabilized property is for synergies with existing portfolio of SNFs. Weighted average debt service coverage ratio is 1.95x. • Transitional Non-stabilized SNF – are typically value-add opportunities that may have underlying issues that can be remediated. By implementing operational and management changes, enhancing the quality of care, improving the payor mix, and optimizing efficiency, experienced operators can increase the facility's profitability and value. Operators that have a strong market share in the region can negotiate higher reimbursement rates by working with payers, such as Medicare and Medicaid, to negotiate higher reimbursement rates for the services provided by the SNF. Healthcare Composition | December 31, 2025 Total Healthcare loans: $2.8 billion Overview December 31, 2025 17

C&I Skilled Nursing Facility Exposure by State December 31, 2025 Geographically Diverse Skilled Nursing Facility Portfolio CRE Skilled Nursing Facility Exposure by State December 31, 2025 Total CRE SNF loans: $2.5 billion Total C&I SNF loans: $212mm • CRE – SNF – average LTV of 70%. • Highly selective regarding the quality of SNF Operators that we finance. • Borrowers are very experienced operators that typically have in excess of 1,000 beds under management and strong cash flows. Many further supported by vertically integrated related businesses. • Loans are made primarily in “certificate of need” states, which limits the supply of beds and supports stable occupancy rates. • New York had Medicaid reimbursement rate increases of 4.4%1, 1* and 7.5% in 2024 and 2023, respectively1* .. • Florida had Medicaid reimbursement rate increase of 8.0% in 2024, with an additional 8% in 20251* .. Overview December 31, 2025 18 1 For the period April 1, 2024 through March 31, 2025, the enacted FY 2025 Budget authorized an aggregate increase of up to $285 million in Medicaid payments to nursing facilities (Often Referenced as ~4–5% Equivalent). 1* Per Zimmet Healthcare Services Group LLC

Conservatively Underwritten, Diversified CRE Office Portfolio Office by Region December 31, 2025 Overview December 31, 2025 • Total Office loans: $473mm • Weighted average LTV of 51% • Weighted average occupancy rate of 75%* • Weighted average debt service coverage ratio of 1.51x* • Manhattan loans originated since March 2022 is 100% • Owner-occupied is 9.1% • Varying levels of recourse on approximately 60% of loans Occupancy by Region December 31, 2025 Maturity Schedule December 31, 2025| $ millions 2026 2027 Thereafter Total Outstanding Balance $98 $243 $132 $473 Commitment Amount $102 $255 $132 $489 Avg. Commitment Size $7 $16 $7 $10 Loan-to-value1 46% 54% 50% 51% Nonperforming 8% 0% 0% 2% Weighted Average Coupon 6.1% 6.0% 6.5% 6.2% 19 * Excluding owner-occupied office properties. 1 Based on Outstanding Balance. 2 Single loan with "as is" LTV of 62%.

Conservatively Underwritten Multi-family Portfolio Overview December 31, 2025 | $ millions Stabilized1 Maturity Schedule December 31, 2025 | $ millions Origination Vintage December 31, 2025 • Total Multi-family loans: $397mm • Weighted average LTV of 54% • Recourse on 54% of Total; recourse on 87% of Transitional • Rent regulated 45% of Total • Rent regulated have weighted average LTV of 45% • Stabilized weighted average debt service coverage ratio of 2.05x Transitional1 Maturity Schedule December 31, 2025 | $ millions 20 1 Stabilized facilities provide cash flows adequate to support debt service and collateral value. Transitional are value-add opportunities that may have historic underlying issues or challenges that can be addressed and improved upon. 2 Based on Outstanding Balance.

$7.4 Billion Total Deposits December 31, 2025 | $ millions* Stable, Diversified Deposits 21 * Certain prior period amounts adjusted to conform to current presentation. ** Global Payments Group (“GPG”) wind down.

Recent Investments in Technology and Artificial Intelligence to Drive Scalability and Efficiency A multi-year, bank-wide modernization of core, payments and online banking systems is completed in 2025 Digital transformation will provide extensive digital proficiencies, NextGen API-based analytics capabilities, optimized back-office processes and efficient origination and loan servicing A modern stack will support future business expansion, enhance client experience, drive efficiency and scalability 22 Substantial investments in AI capabilities with active deployment in governance, staffing, and client-centric use cases underway Governance-first approach aligned with regulatory expectations Net positive cumulative value may be realized in 3 years

2024 2025 2026 Service Description Partners Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Payments Hub (Wires) Payments Hub (ACH) Payments Hub (FedNow) Commercial Loans Servicing Enterprise Datawarehouse Digital Banking (Consumers) Digital Banking (Commercial) Fraud Risk Management Core Processing Contact Center / Core servicing Statements Processing and Teller System Project Phoenix N.A. Modern Banking in Motion Digital Transformation Overview • In 2024, the Bank launched Project Phoenix to overhaul its infrastructure in line with its strategic growth and to enhance its disaster recovery capabilities. This project was completed in Q4'2025 and includes the redesign of the network, expansion of the datacenters, and increased system capacity. • Q4'25 digital transformation costs – $3.1 million • Full integration expected to be completed in 1H’’26 • Total estimated project costs – $18 million (including 10% contingency) • Project costs expensed to date – $13.9 million Go live. N.A. – not applicable. 23 Rendering

Proven High Growth Business Model Loans1 | $ millions Deposits | $ millions Revenue | $ millions Net Income | $ millions 24 1 Loans, net of deferred fees and costs. 2 CAGR from December 31, 2020 through December 31, 2025. 3 Includes a $35.0 million charge for a regulatory settlement reserve in the fourth quarter of 2022. 4 Includes a $5.5 million reversal of the regulatory settlement reserve. 5 Includes a $10.0 million regulatory reserve recorded in the third quarter of 2024.

Return on Average Assets Highly Profitable and Scalable Efficiency ratio2 ROATCE1 Net Interest Margin 25 Q4’25 Metrics 1.38% 15.8% 50.2% 4.10% 1 Non-GAAP financial measures. See reconciliation on slide 28. 2 Total non-interest expense divided by Total revenues. 3 Includes a $35.0 million charge for a regulatory settlement reserve. 4 Includes a $5.5 million reversal of the regulatory settlement reserve. 5 Includes a $10.0 million regulatory reserve recorded in the third quarter of 2024.

0.01% 0.13% 0.00% 0.02% 0.00% 0.06% 2020 2021 2022 2023 2024 2025 0.20% 0.28% 0.00% 0.92% 0.54% 1.28% 2020 2021 2022 2023 2024 2025 1.13% 0.93% 0.93% 1.03% 1.05% 1.43% 2020 2021 2022 2023* 2024 2025 18.0% 29.6% 0.1% 89.5% 51.5% 89.5% 2020 2021 2022 2023* 2024 2025 Non-Performing Loans/Loans Strong Credit Metrics NCOs/Average Loans ACL/Loans Non-Performing Loans/ACL 26 * Includes $2.3 million increase in ACL due to impact of CECL adoption on January 1, 2023.

Robust Capital Position* Common Equity Tier 1 Capital Ratio Tier 1 Leverage Ratio Total Risk-Based Capital Ratio TCE / TA4 27 * These capital ratios are for Metropolitan Bank Holding Corp. 1 Includes a $35.0 million charge for a regulatory settlement reserve. 2 Includes a $5.5 million reversal of the regulatory settlement reserve. 3 Includes a $10.0 million regulatory reserve recorded in the third quarter of 2024. 4 Non-GAAP financial measure. See reconciliation to GAAP measure on slide 28.

Reconciliation of GAAP to Non-GAAP Measures

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999

MCB
LISTED
NYSE

						For Year Ending								
$ thousands, except per share data	**Q4 2025**	**Q3 2025**	**Q2 2025**	**Q1 2025**	**Q4 2024**	**2025**	**2024**	**2023**	**2022**	**2021**	**2020**	**2019**	**2018**	**2017**
Average assets	$8,319,679	$7,964,712	$7,775,199	$7,451,703	$7,363,252	$7,880,760	$7,293,445	$6,506,614	$6,621,631	$5,724,230	$3,863,013	$2,846,959	$1,951,982	$1,524,202
Less: average intangible assets	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733
Average tangible assets	$8,309,946	$7,954,979	$7,765,466	$7,441,970	$7,353,519	$7,871,027	$7,283,712	$6,496,881	$6,611,898	$5,714,497	$3,853,280	$2,837,226	$1,942,249	$1,514,469
Average equity	$ 735,722	$ 731,281	$ 723,974	$ 738,224	$ 721,506	$ 732,611	$ 694,154	$ 621,006	$ 578,787	$ 413,212	$ 320,617	$ 282,604	$ 251,030	$ 133,462
Less: Average preferred equity	—	—	—	—	—	—	—	—	—	4,585	5,502	5,502	5,502	5,502
Average common equity	735,722	731,281	723,974	738,224	721,506	732,611	694,154	621,006	578,787	408,627	315,115	277,102	245,528	127,960
Less: average intangible assets	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733
Average tangible common equity	$ 725,989	$ 721,548	$ 714,241	$ 728,491	$ 711,773	$ 722,878	$ 684,421	$ 611,273	$ 569,054	$ 398,894	$ 305,382	$ 267,369	$ 235,795	$ 118,227
Total assets	$8,255,716	$8,234,430	$7,853,849	$7,616,298	$7,300,749	$8,255,716	$7,300,749	$7,067,672	$6,267,337	$7,116,358	$4,330,821	$3,357,572	$2,182,644	$1,759,855
Less: intangible assets	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733
Tangible assets	$8,245,983	$8,224,697	$7,844,116	$7,606,565	$7,291,016	$8,245,983	$7,291,016	$7,057,939	$6,257,604	$7,106,625	$4,321,088	$3,347,839	$2,172,911	$1,750,122
Total Equity	$ 743,112	$ 732,040	$ 722,968	$ 737,846	$ 729,827	$ 743,112	$ 729,827	$ 659,021	$ 575,897	$ 556,989	$ 340,787	$ 299,124	$ 264,517	$ 236,884
Less: preferred equity	—	—	—	—	—	—	—	—	—	—	5,502	5,502	5,502	5,502
Common Equity	743,112	732,040	722,968	737,846	729,827	733,379	729,827	659,021	575,897	556,989	335,285	293,622	259,015	231,382
Less: intangible assets	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733
Tangible common equity (book value)	$ 733,379	$ 722,307	$ 713,235	$ 728,113	$ 720,094	$ 733,379	$ 720,094	$ 649,288	$ 566,164	$ 547,256	$ 325,552	$ 283,889	$ 249,282	$ 221,649
Tangible common equity (book value) divided by:	$ 733,379	$ 722,307	$ 713,235	$ 728,113	$ 720,094	$ 733,379	$ 720,094	$ 649,288	$ 566,164	$ 547,256	$ 325,552	$ 283,889	$ 249,282	$ 221,649
Tangible assets	$8,245,983	$8,224,697	$7,844,116	$7,606,565	$7,291,016	$8,245,983	$7,291,016	$7,057,939	$6,257,604	$7,106,625	$4,321,088	$3,347,839	$2,172,911	$1,750,122
Tangible common equity (book value) to Tangible assets	8.9%	8.8%	9.1%	9.6%	9.9%	8.9%	9.9%	9.2%	9.0%	7.7%	7.5%	8.5%	11.5%	12.7%
Net income divided by:	$ 28,857	$ 7,119	$ 18,767	$ 16,354	$ 21,418	$ 71,098	$ 66,686	$ 77,268	$ 59,425	$ 60,555	$ 39,466	$ 30,134	$ 25,554	$ 12,369
Average tangible common equity	$ 725,989	$ 721,548	$ 714,241	$ 728,491	$ 711,773	$ 722,878	$ 684,421	$ 611,273	$ 569,054	$ 398,894	$ 305,382	$ 267,369	$ 235,795	$ 118,227
Return on average tangible common equity*	15.8%	3.9%	10.5%	9.1%	12.2%	9.8%	9.7%	12.6%	10.4%	15.2%	12.9%	11.3%	10.8%	10.5%
Common shares outstanding	10,088,617	10,382,218	10,421,384	11,066,234	11,197,625	10,088,617	11,197,625	11,062,729	10,949,965	10,920,569	8,295,272	8,312,918	8,217,274	8,196,310
Book value per share (GAAP)	$ 73.66	$ 70.51	$ 69.37	$ 66.68	$ 65.18	$ 73.66	$ 65.18	$ 59.57	$ 52.59	$ 51.00	$ 40.42	$ 35.32	$ 31.52	$ 28.23
Tangible book value per share (non-GAAP)[1]	$ 72.69	$ 69.57	$ 68.44	$ 65.80	$ 64.31	$ 72.69	$ 64.31	$ 58.69	$ 51.70	$ 50.11	$ 39.25	$ 34.15	$ 30.34	$ 27.04
Total Revenue (GAAP)[2]	$ 88,408	$ 79,838	$ 76,270	$ 70,590	$ 71,004	$ 315,106	$ 276,913	$ 250,739	$ 255,751	$ 180,698	$ 141,924	$ 108,239	$ 83,177	$ 63,382
Less: Non-interest expense	44,381	45,794	43,109	42,722	38,161	176,005	173,575	131,538	148,737	87,312	74,518	59,955	43,471	32,745
Less: Gain (loss) on sale of securities	674	—	—	—	—	674	—	—	—	609	3,286	—	(37)	—
Pre-tax, pre-provision net revenue	$ 43,353	$ 34,044	$ 33,161	$ 27,868	$ 32,843	$ 138,427	$ 103,338	$ 119,201	$ 107,014	$ 92,777	$ 64,120	$ 48,284	$ 39,743	$ 30,637

*Periods less than one year are annualized.

1 Tangible common equity divided by common shares outstanding at period-end.
2 Total revenues equal net interest income plus non-interest income.

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